Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Global Clean Energy Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Noah Verleun, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2024	/s/ Noah Verleun
Noah Verleun
President & Chief Executive Officer (int)